UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

GRYPHON DIGITAL MINING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 N. Town Center Drive, Suite 100, Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 646-3374

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRYP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On April 1, 2024, Gryphon Digital Mining, Inc. (the “Company”) issued a press release announcing Ivy Crypto, Inc.’s (formerly known as Gryphon Digital Mining, Inc.) (“Ivy”) financial results for the fourth quarter and fiscal year ended December 31, 2023. The Company also held a conference call regarding these financial results. A copy of the press release is furnished hereto as Exhibit 99.1.

The information provided in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On April 1, 2024, the Company published an updated investor presentation to its website (the “Investor Presentation”). The Company may use the Investor Presentation, possibly with modifications, in presentations from time to time thereafter to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in the Company and its business.

The Investor Presentation contains forward-looking statements. See page two of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

A copy of the Investor Presentation is attached hereto as Exhibit 99.2.

The information provided in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously disclosed, on February 9, 2024, the Company completed the transactions contemplated by that certain agreement and plan of merger (the “Merger”) by and between the Company, Akerna Merger Co., a wholly-owned subsidiary of the Company, and Ivy, dated January 27, 2023, as amended on April 28, 2023 and June 14, 2023 (the “Merger Agreement”).

Gryphon hereby expressly incorporates by reference (1) the audited annual financial statements of Ivy as at and for the fiscal year ended December 31, 2023 and the report of the independent public accountant, and (2) the unaudited pro forma condensed combined financial information of the Company giving effect to the Merger and other related transactions contemplated by the Merger Agreement, which are filed as Exhibits 99.3 and 99.4, respectively, to this Current Report on Form 8-K into the Company’s registration statement on Form S-3 (File No. 333-277060).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Press Release dated as of April 1, 2024
99.2	Investor Presentation
99.3	Audited annual financial statements of Ivy Crypto, Inc as at and for the year ended December 31, 2023 and 2022
99.4	Unaudited pro forma condensed consolidated financial information
99.5	Consent of RBSM LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 1, 2024	GRYPHON DIGITAL MINING, INC.

	By:	/s/ Robby Chang
		Name:	Robby Chang
		Title:	Chief Executive Officer

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